UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 3, 2022

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane, Suite 120

Herndon, Virginia 20171

(Address of Principal Executive Offices)

(800) 929-3871

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Sysorex, Inc. (the “Company”) was notified that the audit practice of Friedman LLP, the Company’s independent registered public accounting firm (“Friedman”), was combined with Marcum LLP (“Marcum”) effective September 1, 2022. On October 3, 2022, the Board of Directors of the Company approved the dismissal of Friedman LLP and the engagement of Marcum LLP to serve as the independent registered public accounting firm of the Company. The services previously provided by Friedman LLP will now be provided by Marcum LLP.

Friedman LLP’s reports on the Company’s financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports expressed substantial doubt regarding the Company’s ability to continue as a going concern and the emphasis of matter paragraph with respect to the Company’s involvement in digital asset activities. Furthermore, during the Company’s two most recent fiscal years and through October 3, 2022, there have been no disagreements with Friedman LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Friedman LLP’s satisfaction, would have caused Friedman LLP to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

For the fiscal years ended December 31, 2021 and 2020 and through October 3, 2022, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Friedman LLP with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Friedman LLP furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Friedman LLP’s letter to the Commission is attached hereto as Exhibit 16.1.

Marcum previously acted as the Company’s independent registered public accounting firm. As previously disclosed, Marcum ceased to be the Company’s independent registered public accounting firm on June 3, 2021, when the Company appointed Friedman as the Company’s independent registered public accounting firm. Except in connection with Marcum’s prior service as the Company’s independent registered public accounting firm, during the Company’s two most recent fiscal years and through October 3, 2022, neither the Company nor anyone acting on the Company’s behalf consulted Marcum LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter, dated October 6, 2022, from Friedman LLP addressed to the Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSOREX, INC.

Date: October 6, 2022	By:	/s/ Wayne Wasserberg
Wayne Wasserberg
Chief Executive Officer

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